SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                          July 3, 1996


                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)

                          North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On July 3, 1996, the Registrant completed a $500 million Eurobond offering of U.S. dollar floating rate senior notes (the "Notes"). The Notes were sold only in Europe and Asia to non-U.S. investors. The Notes mature in six years and have a coupon interest rate equal to the London Interbank Offered Rate plus a margin of .15 percent. The press release announcing the completion of this offering is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

               99.1      Press Release dated July 3, 1996
                         with respect to the completion of the
                         Registrant's Eurobond offering of U.S.
                         dollar floating rate senior notes.



                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NATIONSBANK CORPORATION


                               By: -s- CHARLES M. BERGER
                                   CHARLES M. BERGER
                                   Associate General Counsel

Dated:  July 5, 1996